                                                                                   Exhibit 31

                           CERTIFICATION PURSUANT TO SECTION 302 OF
                                THE SARBANES-OXLEY ACT OF 2002

I, Andrew J. Cederoth, certify that:

1.      I have  reviewed  this  annual  report  on Form  10-K,  and all  reports  on Form  8-K containing  distribution or servicing  reports filed in respect of periods included in the year  covered by this annual  report,  of Navistar  Financial  1998-A Owner Trust,
        Navistar  Financial  1999-A  Owner  Trust,  Navistar  Financial  2000-A  Owner  Trust,
        Navistar  Financial  2000-B  Owner  Trust,  Navistar  Financial  2001-A  Owner  Trust,
        Navistar Financial 2001-B Owner Trust, and Navistar Financial 2002-A Owner Trust;

2.      Based on my knowledge,  the information in these reports,  taken as a whole,  does not contain  any  untrue  statement  of a material  fact or omit to state a material  fact necessary to make the statements made, in light of the circumstances  under which such statements  were made, not misleading as of the last day of the period covered by this annual report;

3.      Based on my  knowledge,  the  distribution  or  servicing  information  required to be provided to the trustee by the  Servicer  under the pooling and  servicing  agreement, for inclusion in these reports, is included in these reports;

4.      I am  responsible  for reviewing the  activities  performed by the Servicer  under the pooling  and  servicing  agreement  and based upon my  knowledge  and the  independent public  accountants'  servicing  report required under that  agreement,  and except as disclosed  in the  reports,  the Servicer has  fulfilled  its  obligations  under that agreement; and

5.      The  reports  disclose  all  significant   deficiencies  relating  to  the  Servicer's
        compliance with the minimum  servicing  standards based upon the report provided by an independent  public  accountant,  after  conducting  a review in  compliance  with the
        Uniform Single Attestation  Program for Mortgage Bankers or similar procedure,  as set forth in the Pooling and Servicing Agreement, that is included in these reports.

6.      In giving the certifications  above, I have reasonably relied on information  provided to me by the following unaffiliated parties: Owner Trustee.

                                    NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                                    NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                                    NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                                    NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                                    NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                                    NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                                    NAVISTAR FINANCIAL 2002-A OWNER TRUST

                           By:   Navistar Financial Retail Receivables Corporation
                                 (Seller)

                           By:  /s/ANDREW J. CEDEROTH
                                   Andrew J. Cederoth
                                   Vice President and Treasurer
October 20, 2003